UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported): October 4, 2022

XpresSpa Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34785	20-4988129
(Commission File Number)	(IRS Employer Identification No.)

254 West 31st Street, 11th Floor, New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 309-7549

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XSPA	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)       Dismissal of Previous Independent Registered Accounting Firm

Based on information provided to XpresSpa Group, Inc. (the “Company”) by its independent registered public accounting firm, Friedman LLP (“Friedman”), effective September 1, 2022 Friedman combined with Marcum LLP (“Marcum”) and continued to operate as an independent registered public accounting firm. On October 4, 2022, after the conclusion of the Company’s Annual Meeting of Stockholders described under Item 5.07 below, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company approved the dismissal of Friedman and the engagement of Marcum to serve as the Company’s independent registered public accounting firm. The services previously provided by Friedman will now be provided by Marcum.

Friedman’s report on the Company’s consolidated financial statements as of December 31, 2021 and December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2021 and December 31, 2020 and the subsequent interim period through October 4, 2022, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Friedman, would have caused Friedman to make reference to the subject matter of the disagreements or reportable events in connection with its reports on the financial statements for such years. During the years ended December 31, 2021 and 2020 and the subsequent interim period through October 4, 2022, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness identified in the Company’s internal control over its financial close and reporting process.

The Company provided Friedman with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that Friedman furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether Friedman agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. A copy of Friedman’s letter to the SEC dated October 7, 2022 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)       Appointment of New Independent Registered Public Accounting Firm

As noted above, on October 4, 2022, the Audit Committee approved the dismissal of Friedman and the engagement of Marcum to serve as the Company’s independent registered public accounting firm. The services previously provided by Friedman will now be provided by Marcum.

During the fiscal years ended December 31, 2021 and December 31, 2020 and through the subsequent interim period as of October 4, 2022, neither the Company, nor any party on behalf of the Company, consulted with Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the audit opinion that might be rendered regarding the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Marcum concluded was an important factor considered by the Company in deciding on any accounting, auditing or financial reporting issue, or (ii) any matter subject to any “disagreement” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K)..

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 4, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the six proposals described below.

As of the record date for the Annual Meeting, there were 94,278,118 shares of common stock outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 55,018,686 (58.36% of the total outstanding) shares of common stock were represented in person or by proxy.

The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Item 1: The following five nominees were reelected to serve on the Company’s Board of Directors until the 2023 Annual Meeting of Stockholders or until their respective successors have been elected and qualified, or until their earlier resignation or removal, having received the following votes:

Name	For	Withheld	Broker Non-Votes
Scott R. Milford	20,330,768	12,914,219	21,773,699
Bruce T. Bernstein	11,970,368	21,274,619	21,773,699
Robert Weinstein	12,726,243	20,518,744	21,773,699
Donald E. Stout	12,998,766	20,246,221	21,773,699
Michael Lebowitz	20,040,820	13,204,167	21,773,699

Item 2: The appointment of Friedman LLP (now Marcum LLP) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified, having received the following votes:

For	Against	Abstentions	Broker Non-Votes
40,919,305	12,550,696	1,548,685	—

Item 3: The amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding shares of common stock at a ratio of between 1-for-2 and 1-for-6 was not approved, having received the following votes:

For	Against	Abstentions	Broker Non-Votes
30,539,674	24,329,446	149,566	—

Item 4: The amendment to the Company’s 2020 Equity Incentive Plan to increase the number of shares authorized for issuance under the Plan by 7,500,000 shares was approved, having received the following votes:

For	Against	Abstentions	Broker Non-Votes
16,790,763	16,018,358	453,866	21,773,699

Item 5: The compensation of the Company’s named executive officers was not approved, on an advisory basis, by stockholders, having received the following votes:

For	Against	Abstentions	Broker Non-Votes
15,739,057	17,149,899	356,031	21,773,699

Item 6: The proposal to approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve Items 2 through 5 was approved, having received the following votes:

For	Votes Against	Abstentions	Broker Non-Votes
30,248,432	24,093,316	676,938	—

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

10.1	XpresSpa Group, Inc. 2020 Equity Incentive Plan, as amended October 4, 2022
16.1	Letter from Friedman LLP to the Securities and Exchange Commission, dated October 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XpresSpa Group, Inc.

Date: October 7, 2022	By:	/s/ Scott R. Milford
	Name:	Scott R. Milford
	Title:	President and Chief Executive Officer